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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[x] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         SOURCE SERVICES CORPORATION
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    2)  Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    4)  Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    5)  Total fee paid:

        ________________________________________________________________________

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ________________________________________________________________________

    2)  Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    3)  Filing Party:

        ________________________________________________________________________

    4)  Date Filed:

        ________________________________________________________________________


 SEC 1913 (12/95)
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
1. Election of Directors                       (Instruction: to withhold authority to vote for any individual nominee, strike a line through the nominee's name below)

   FOR all nominees           WITHHOLD
 listed to the right          AUTHORITY
(except as marked to    to vote for all nominees         John G. Sifonis                   John N. Allred
   the contrary           listed to the right            (term to expire in 1998)          (term to expire in 2000)
       [ ]                       [ ]                     Karl A. Vogeler                   Adrian Alter
                                                         (term to expire in 1998)          (term to expire in 2000)
                                                         Wayne D. Emigh                    Paul M. Bass, Jr.
                                                         (term to expire in 1999)          (term to expire in 2000)
                                                         D. Les Ward
                                                         (term to expire in 1999)

2. Proposal to ratify the appointment of      3. Each of the persons named as proxies          [ ] I PLAN TO ATTEND THE MEETING
   Price Waterhouse LLP as the independent       herein are authorized, in such person's
   auditors of SOURCE's financial                discretion, to vote upon such other           [ ] MARK HERE FOR ADDRESS CHANGE
   statements                                    matters as may properly come before the           AND NOTE LEFT
                                                 Annual Meeting
     FOR   AGAINST   ABSTAIN
     [ ]     [ ]       [ ]

                                                                                This Proxy must be signed exactly as your name
                                                                                appears hereon. When shares are held by joint
                                                                                tenants, both should sign. Attorneys, executors,
                                                                                administrators, trustees and guardians should
                                                                                indicate their capacities. If the signer is a
                                                                                corporation, please print full corporate name
                                                                                and indicate capacity of duly authorized officer
                                                                                executing on behalf of the corporation. If the
                                                                                signer is a partnership, please print full
                                                                                partnership name and indicate capacity of duly
                                                                                authorized person executing on behalf of the
                                                                                partnership.

Signature(s)_________________________________________Date____________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee of guardian, please give full title as such.


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                          SOURCE SERVICES CORPORATION
                          5580 LBJ FREEWAY, SUITE 300
                              DALLAS, TEXAS 75240

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder(s) hereby appoints Richard M. Dupont and Michael W. Knight, and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock of Source Services Corporation ("SOURCE") held of record by the undersigned as of March 31, 1997 which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 28, 1997, at the principal offices of Price Waterhouse LLP, 2001 Ross Avenue, Dallas, Texas 75201 at 10:00 a.m., Dallas time, and at any adjournment thereof.

        THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

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                                                                  SEE REVERSE
CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE                  SIDE
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